Exhibit 32.1

SKINOVATION PHARMACEUTICAL INCORPORATED

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officer of Skinovation Pharmaceutical Incorporated certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

a.	the quarterly report on Form 10-Q of Skinovation Pharmaceutical Incorporated for the quarter ended September 30, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Skinovation Pharmaceutical Incorporated.

Date: November 10, 2021	/s/ Hugo Rodier Hugo Rodier Principal Executive Officer Principal Financial Officer